UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 2021

Finward Bancorp
(Exact name of registrant as specified in its charter)

Indiana	000-26128	35-1927981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9204 Columbia Avenue Munster, Indiana	46321
(Address of principal executive offices)	(Zip Code)

(219) 836-4400
 (Registrant’s telephone number, including area code)

NorthWest Indiana Bancorp
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, on May 13, 2021, NorthWest Indiana Bancorp filed Articles of Amendment (the “Articles Amendment”) to its Articles of Incorporation with the Secretary of State of the State of Indiana to change the name of the company to “Finward Bancorp.” On May 24, 2021, the Articles Amendment became effective and the name of the company changed from “NorthWest Indiana Bancorp” to “Finward Bancorp” (the “Bancorp”). The Articles Amendment and name change were approved by the Bancorp’s shareholders on March 3, 2021.

In connection with the name change, the Bancorp’s common stock began trading under the new ticker symbol “FNWD” on the OTC Pink Marketplace, effective as of the opening of trading on May 24, 2021. The new CUSIP number for the Bancorp’s common stock is 31812F109.

The name change and symbol change do not affect the rights of the holders of the Bancorp’s common stock, and the common stock will continue to be quoted on the OTC Pink Marketplace. Following the name change, each stock certificate representing issued and outstanding shares of the Bancorp’s common stock will continue to represent the same number of shares of common stock of the Bancorp. If a shareholder has physical stock certificates, it will not be necessary to exchange the existing stock certificates for stock certificates of the Bancorp following the name change.

In connection with the Articles Amendment and effectiveness of the name change, the Board of Directors of the Bancorp authorized and approved the Amended and Restated By-Laws of Finward Bancorp (the “Amended By-Laws”) solely to reflect the Bancorp’s new name. A copy of the full text of the Amended By-Laws is attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On May 24, 2021, the Bancorp issued a press release announcing the name change and symbol change. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The filing of this report shall not been deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
3.1
Articles of Amendment of the Articles of Incorporation of NorthWest Indiana Bancorp dated May 13, 2021 (incorporated by reference to Exhibit 3.1 of the registrant’s Current Report on Form 8-K filed with the SEC on May 18, 2021).

3.2	Amended and Restated By-Laws of Finward Bancorp (Amended and Restated as of May 24, 2021).
99.1	Press Release regarding name change and symbol change dated May 24, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finward Bancorp
Date: May 24, 2021

	By:	/s/ Peymon S. Torabi
Printed Name: Peymon S. Torabi
Title: Executive Vice President, Chief Financial Officer and Treasurer